UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 6 Ordinary Shares, par value £0.001 per share	ADAP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Adaptimmune Therapeutics plc (the “Company”) held its annual general meeting (the “Annual Meeting”) on May 29, 2025. There were 1,590,309,546 ordinary shares entitled to vote at the Annual Meeting based on the number of issued ordinary shares outstanding as of May 27, 2025, of which approximately 1,536,195,668 were held in the name of Citibank, N.A., which issues Company-sponsored American Depositary Receipts evidencing American Depositary Shares each of which, in turn, represents six ordinary shares. Of the ordinary shares entitled to vote, holders representing 818,970,186 shares, or approximately 51.50%, were present in person or by proxy at the Annual Meeting. In accordance with the Company’s Articles of Association, the presence, in person or by proxy, of one or more shareholders holding at least one-third of the issued share capital as of May 27, 2025 and entitled to vote would constitute a quorum for the transaction of business at the Annual Meeting.

The matters set forth below were voted on at the Annual Meeting. Detailed descriptions of these matters and voting procedures applicable to these matters at the Annual Meeting are contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2025. All matters were approved on a poll in accordance with the Company’s Articles of Association. Set forth below are the total number of proxy votes and the votes by those holders present at the Annual Meeting received for and against each matter, as well as the total number of proxy abstentions (or votes withheld) received and broker non-votes with respect to each matter. Abstentions and broker non-votes had no effect on the vote outcome.

Resolution 1 – Ordinary Resolution to re-elect Dr. Ali Behbahani as a Director:

For	Against	Abstain	Broker Non-Votes
764,682,690	48,432,554	5,854,942	766,066,516

Resolution 2 – Ordinary Resolution to re-elect Mr. John Furey as a Director:

For	Against	Abstain	Broker Non-Votes
793,576,104	19,443,008	5,951,074	766,066,516

Resolution 3 – Ordinary Resolution to re-elect Mr. Adrian Rawcliffe as a Director:

For	Against	Abstain	Broker Non-Votes
792,968,070	20,102,708	5,899,408	766,066,516

Resolution 4 – Ordinary Resolution to re-appoint KPMG LLP as auditors of the Company, to hold office until the conclusion of the next annual general meeting of shareholders:

For	Against	Abstain	Broker Non-Votes
801,723,288	13,615,706	3,631,192	766,066,516

Resolution 5 – Ordinary Resolution to authorize the Audit Committee to determine the Company’s auditors’ remuneration for the fiscal year ending December 31, 2025:

For	Against	Abstain	Broker Non-Votes
800,455,908	14,664,992	3,849,286	766,066,516

Resolution 6 – Ordinary Resolution to adopt the U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2024 and to note that the Directors do not recommend the payment of any dividend for the year ended December 31, 2024:

For	Against	Abstain	Broker Non-Votes
799,861,724	11,592,456	7,516,006	766,066,516

Resolution 7 – Ordinary Resolution to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for the year ended December 31, 2024:

For	Against	Abstain	Broker Non-Votes
788,416,380	23,994,566	6,559,240	766,066,516

Resolution 8 – Ordinary Resolution to receive and approve the Company’s U.K. statutory Directors’ remuneration report for the year ended December 31, 2024:

For	Against	Abstain	Broker Non-Votes
791,717,832	19,808,270	7,444,084	766,066,516

Resolution 9 – Ordinary Resolution to approve the rules of the Adaptimmune Therapeutics plc 2025 Employee Share Option Scheme, which, if approved, will take effect upon the conclusion of the Annual General Meeting:

For	Against	Abstain	Broker Non-Votes
763,924,788	51,678,788	3,366,610	766,066,516

Resolution 10 – Ordinary Resolution to approve the rules of the Adaptimmune Therapeutics plc 2025 Non-Employee Share Option Scheme, which, if approved, will take effect upon the conclusion of the Annual General Meeting:

For	Against	Abstain	Broker Non-Votes
762,451,002	52,993,460	3,525,724	766,066,516

Resolution 11 – Ordinary Resolution to authorize the Directors, in accordance with section 551 of the U.K. Companies Act 2006 (the “2006 Act”), to allot shares in the Company or to grant rights to subscribe for or to convert any security into shares:

For	Against	Abstain	Broker Non-Votes
765,489,960	43,937,328	9,542,898	766,066,516

Resolution 12 – Special Resolution to empower the Directors to allot equity securities for cash pursuant to section 570(1) of the 2006 Act as if section 561(1) of the 2006 Act did not apply to such allotment:

For	Against	Abstain	Broker Non-Votes
766,123,566	45,977,580	6,869,040	766,066,516

Resolution 13 – Advisory Resolution to approve, on a non-binding advisory basis, the preferred frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers:

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
803,138,066	3,250,260	2,570,086	10,011,774	766,066,516

Based on the results set forth under Resolution 13 above, the Company’s Board of Directors has determined that advisory votes on executive compensation will be submitted to shareholders on an annual basis until the next advisory vote on the frequency of shareholder votes on executive compensation, which will occur not later than the Company’s annual general meeting in 2031.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: May 29, 2025	By:	/s/ Margaret Henry
		Name:	Margaret Henry
		Title:	Corporate Secretary